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                                                                   Exhibit 10.25




                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of June 30, 1998


                                  By and Among

                        EDUCATION MANAGEMENT CORPORATION,
                                 as the Borrower

                            THE BANKS PARTY THERETO,
                                  as the Banks

                         PNC BANK, NATIONAL ASSOCIATION,
                      as the Issuing Bank and as the Agent

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                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made as of the 30th day of June, 1998 (the "FOURTH AMENDMENT") to that certain Amended and Restated Credit Agreement dated as of March 16, 1995, as previously amended by the First Amendment to Amended and Restated Credit Agreement dated as of October 13, 1995, the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 1996, and the Third Amendment to Amended and Restated Credit Agreement dated as of March 14, 1997 (the Amended and Restated Credit Agreement as previously amended, together with all exhibits and schedules thereto, the "ORIGINAL AGREEMENT") (the Original Agreement as amended by the Fourth Amendment, together with all extensions, substitutions, replacements, restatements and other amendments or modifications thereof or thereto, the "CREDIT AGREEMENT") by and among EDUCATION MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "BORROWER"), the FINANCIAL INSTITUTIONS listed on the signature pages to this Fourth Amendment (individually a "BANK" and collectively the "BANKS"), PNC BANK, NATIONAL ASSOCIATION as the issuer of letters of credit under the Credit Agreement (in such capacity the "ISSUING BANK") and PNC BANK, NATIONAL ASSOCIATION, a national banking association as the agent for the Banks (in such capacity the "AGENT").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Banks, the Issuing Bank and the Agent desire to amend the Original Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                        AMENDMENTS TO ORIGINAL AGREEMENT

         FIRST: Section 1.1 of the Original Agreement is hereby amended in the following particulars:

         1.       The following definitions are added to Section 1.1:

                  (a) "Consolidated EBITDAR" means, for any period, on a Consolidated basis, the sum of the Borrower's (i) Consolidated Net Income, plus
(ii) Consolidated income tax expense, (iii) Consolidated interest expense, (iv) Consolidated depreciation and amortization expenses, and (v) Consolidated Net Operating Lease Rental Expense, all determined in accordance with GAP.


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                  (b) "Consolidated Dividend Expense" means, for any period, on a Consolidated basis, the Borrower's and its Subsidiaries' cash dividends paid for the relevant accounting period.

                  (c) "Consolidated Fixed Charges" means, for any period, the sum of, without duplication, the Borrower's and its Subsidiaries' (i) Consolidated current maturities of long-term Indebtedness for Borrowed Money,
(ii) Consolidated Cash Interest Expense, (iii) Consolidated Maintenance Capital Expenditures, (iv) Consolidated Net Operating Lease Rental Expense, and (v) Consolidated Dividend Expense.

                  (d) "Consolidated Maintenance Capital Expenditures" means, for any period, on a Consolidated basis, the Borrower's and its Subsidiaries' expenditures for (i) computer equipment replacements or upgrades, (ii) building rehabilitation and renovation relating to properties currently owned by the Borrower or its Subsidiaries, (iii) leasehold improvements, (iv) equipment purchases, and (v) expenditures in the nature of routine longterm maintenance and repair any of which, in accordance with GMP, are determined to be capital expenditures.

                  (e) "Consolidated Net Operating Lease Rental Expense" means, for any period, on a Consolidated basis, Consolidated Operating Lease Rental Expense minus Consolidated Student Housing Revenue.

                  (f) "Consolidated Operating Lease Rental Expense" means, for any period, on a Consolidated basis, the Borrower's and its Subsidiaries' rental expense on all leases which are not Capitalized Leases.

                  (g) "Consolidated Student Housing Revenue" means, for any period, on a Consolidated basis, the Borrower's and its Subsidiaries' gross revenue derived from student dormitory rental payments from dormitories which are leased by the Borrower or its Subsidiaries, as lessee, under operating leases.

                  (h) "Fixed Charge Coverage Ratio" means the ratio of (i) the Borrower's Consolidated EBITDAR for the four (4) most recently completed Fiscal Quarters to (ii) the Borrower's Consolidated Fixed Charges for the four (4) most recently completed fiscal Quarters.

                  (i) "Fourth Amendment" means the Fourth Amendment to the Amended and Restated Credit Agreement dated as of June 30, 1998.

         2. The following definitions contained in Section 1.1 are amended and restated to read in their entirety as follows:

                  "Indebtedness for Borrowed Money" as applied to any Person means the liabilities of such Person for money borrowed or credit received (other than trade accounts payable incurred in the ordinary course of business), direct or contingent, whether evidenced by a bond, note, debenture, Capitalized Lease Obligation, synthetic lease obligation, deferred purchase price


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arrangement, title retention device, reimbursement agreement, Guarantee
(including the amount of any guarantee obligations arising under any student loan programs), book entry or otherwise.

                  "Leverage Ratio" means the ratio of (i) the sum of (x) Total Indebtedness plus (y) Consolidated Net Operating Lease Rental Expense multiplied by a factor of eight (8) as of the end of the most recently completed Fiscal Quarter to (ii) Consolidated EBITDAR for the four (4) most recently completed Fiscal Quarters.

                  "Total Indebtedness" means, as of the end of any Fiscal Quarter, on a Consolidated basis without duplication (including but not limited to any duplication reflecting guarantees of the Borrower or any Subsidiary permitted by Subsection 6.8a(v) or Subsection 6.8(ii) hereof), the difference between (i) Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, as of such date, and (ii) the amount in excess of $10,000,000 of all cash and cash equivalents held by the Borrower and its Subsidiaries, including without limitation the cash balance as at the end of such Fiscal Quarter held by the Agent in cash collateral, escrow, direct loan, reserve, electronic funds transfer, trust or other restricted accounts (exclusive of any such accounts which do not appear on the Borrower's or such Subsidiary's balance sheet) on behalf of the Borrower or any of its Subsidiaries.

         SECOND: Subsection 2.2h of the Original Agreement is amended and restated in its entirety to read as follows:

                  2.2h Commitment Fee. The Borrower agrees to pay to the Agent, for the benefit of the Revolving Credit Banks, on March 31, 1995, and quarterly in arrears thereafter on the last day of each succeeding June, September, December and March during the term of the Revolving Credit Commitment to and including the Repayment Date, a commitment fee calculated on the basis of the actual number of days elapsed equal to the product of (i) the average daily (computed at the opening of business) unused amount of the Revolving Credit Commitment (as reduced by any loss of availability due to the issuance of Letters of Credit) for the period then ending times (ii) (x) on and prior to June 30, 1998, the applicable percentage per annum set forth in the chart below:

-------------------------------------------------- -----------------------------
         LEVERAGE RATIO                                   COMMITMENT FEE
-------------------------------------------------- -----------------------------
         Greater than 1.50 to 1.0                         3/8%
-------------------------------------------------- -----------------------------
         Less than or equal to 1.5 to 1.0                 1/4%
-------------------------------------------------- -----------------------------

and (y) on and after July 1, 1998, 1/4%; provided, however, the first payment under this Subsection 2.2h shall be for the total number of days elapsed between the Closing Date and March 31, 1995, and the last payment under this Subsection 2.2h shall be for the total number of days elapsed between the last quarter for which payment was received and the Repayment Date. The Commitment Fee due hereunder shall be calculated on the basis of a 365-366 day year and the actual number of days elapsed. Upon receipt by the Agent of the quarterly financial statements delivered pursuant to Subsection 5.2a hereof, the applicable percentage shall be


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adjusted, if necessary, effective on the date such quarterly financial statements are due in accordance with Subsection 5.2a hereof regardless of the actual date of delivery thereof.

         THIRD: Item (i) of Subsection 2.3e of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) Letter of Credit Fees. Upon (A) the issuance of any Letter of Credit, (B) each anniversary thereof during the term of any such Letter of Credit and (C) the issuance of any subsequent amendment, renewal or extension thereof, the Borrower agrees to pay to the Agent, on behalf of each Revolving Credit Bank, to be shared by the Revolving Credit Banks on a pro rata basis in accordance with each Revolving Credit Bank's risk participation in such Letter of Credit pursuant to Subsection 2.3b hereof, a fee equal to the product of (A) the Stated Amount of each Letter of Credit times (B) (1) on and prior to June 30, 1998, the applicable percentage per annum set forth in the chart below:

---------------------------------------------- ---------------------------------
         LEVERAGE RATIO                                 APPLICABLE LETTER OF
                                                        CREDIT PERCENTAGE
---------------------------------------------- ---------------------------------
         Greater than 2.00 to 1.0                       1.50%
---------------------------------------------- ---------------------------------
         Less than or equal to 2.00 to 1.0,             1.25%
         but greater than 1.00 to 1.0
---------------------------------------------- ---------------------------------
         Less than or equal to 1.00 to 1.0              1.00%
---------------------------------------------- ---------------------------------

and (2) on and after July 1,1998, 1.00%. Upon receipt by the Agent of the quarterly financial statements delivered pursuant to Subsection 5.2a hereof, the Applicable Letter of Credit Percentage shall be adjusted, if necessary, effective on the date such quarterly financial statements are due in accordance with Subsection 5.2a hereof regardless of the actual date of delivery thereof.

         FOURTH: Item (ii) of Subsection 2.4(b) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  (ii) Eurodollar Rate Option. Interest under the Eurodollar Rate Option shall accrue at a rate per annum (computed upon the basis of a year of 360 days and the actual number of days elapsed) for each day equal to the sum of (A) the Eurodollar Rate for each Interest Period plus (B) (1) on and prior to June 30, 1998, the Applicable Eurodollar Rate Margin set forth in the chart below:

---------------------------------------------- ---------------------------------
         LEVERAGE RATIO                                 APPLICABLE EURODOLLAR
                                                        RATE MARGIN
---------------------------------------------- ---------------------------------
         Greater than 2.00 to 1.0                       1.50%
---------------------------------------------- ---------------------------------
         Less than or equal to 2.00 to 1.0,             1.25%
         but greater than 1.00 to 1.0
---------------------------------------------- ---------------------------------
         Less than or equal to 1.00 to 1.0              1.00%
---------------------------------------------- ---------------------------------



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and (2) on and after July 1, 1998, 1.00%. Upon receipt by the Agent of the quarterly financial statements delivered pursuant to subsection 5.2a hereof, the Applicable Eurodollar Rate Margin shall be adjusted, if necessary, effective on the date such quarterly financial statements are due in accordance with Subsection 5.2a hereof regardless of the actual date of delivery thereof. The foregoing notwithstanding, the Eurodollar Rate Option having a twelve (12) month Eurodollar Interest Period shall be available only for Revolving Credit Loans in an aggregate amount at any one time outstanding, when combined with Revolving Credit Loans then bearing interest at the Cost of Funds Option, not in excess of TWENTY-FIVE MILLION DOLLARS ($25,000,000).

         FIFTH: Item (iii) of Subsection 2.4(b) of the Original Agreement is hereby amended and restated in its entirety to read as follows:


                  (iii) Cost of Funds Option. Interest under the Cost of Funds Option shall accrue at the Cost of Funds Rate (computed upon the basis of a year of 360 days and the actual number of days elapsed) for each day equal to the sum of (A) the Cost of Funds Rate for each Interest Period plus (B) (1) on and prior to June 30,1998, the Applicable Cost of Funds Rate Margin set forth in the chart below:

         LEVERAGE RATIO                                   APPLICABLE COST OF
                                                          FUNDS RATE MARGIN
         Greater than 2.00 to 1.0                         1.50%
         Less than or equal to 2.00 to 1.0,               1.25%
         but greater than 1.00 to 1.0
         Less than or equal to 1.00 to 1.0                1.00%

and (2) on and after July 1,1998,1.00%. Upon receipt by the Agent of the quarterly financial statements delivered pursuant to subsection 5.2a hereof, the Applicable Cost of Funds Rate Margin shall be adjusted, if necessary, effective on the date such quarterly financial statements are due in accordance with Subsection 5.2a hereof regardless of the actual date of delivery thereof. The Cost of Funds Option shall be available only for Revolving Credit Loans in an aggregate amount at any one time outstanding, when combined with Revolving Credit Loans then bearing interest at the Eurodollar Rate Option and having a Eurodollar Interest Period of twelve (12) months, not in excess of TWENTY-FIVE MILLION DOLLARS ($25,000,000).

         SIXTH: A new Section 6.3 shall be added which shall read as follows:

                  6.3 Fixed Charge Coverage Ratio. The Borrower's Fixed Charge Coverage Ratio, as at the end of each Fiscal Quarter, beginning with the Fiscal Quarter ending June 30, 1998, shall not be less than 1.1:1.0.

         SEVENTH: Section 6.4 is amended and restated in its entirety to read as follows:

                  6.4 Maintenance of Leverage Ratio. The Borrower will not permit or suffer to exist, as at the end of any Fiscal Quarter, its Leverage Ratio to be greater than 3.25:1.0.



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         EIGHTH: Section 6.6 captioned Permitted Capital Expenditures is deleted in its entirety.

         NINTH: Subsection 6.8b captioned Permitted Indebtedness of Subsidiaries is deleted in its entirety.

         TENTH: Section 6.10 captioned Restriction on Operating Leases is deleted in its entirety.

         ELEVENTH: Section 6.12(a) captioned Dividend Restrictions is deleted in its entirety.

                                   ARTICLE II
                              CONDITIONS PRECEDENT

         This Fourth Amendment shall become operative as of the date hereof when each of the following conditions precedent are satisfied in the judgment of the Agent or have been waived in writing by the Agent:

                  (a) Fourth Amendment. Receipt by the Agent on behalf of the Banks and the Issuing Bank of duly executed counterparts of this Fourth Amendment from the Borrower and the Banks and the Issuing Bank.

                  (b) Closing Certificate. Receipt by the Agent on behalf of the Banks of a certificate signed by an Authorized Officer of the Borrower dated as of even date herewith certifying that the representations and warranties set forth in the Original Agreement are true and correct in all material respects on and as of the date of this Fourth Amendment as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case, such representations and warranties shall have been true and correct on and as of such earlier date).

                  (c) Proceedings Satisfactory. Receipt by the Agent on behalf of the Banks of evidence that all proceedings taken in connection with this Fourth Amendment and the consummation of the transactions contemplated hereby and all documents and papers relating hereto have been completed or duly executed, and receipt by the Agent on behalf of the Banks of such documents and papers, all in form and substance reasonably satisfactory to the Agent and Agent's special counsel, as the Agent or its special counsel may reasonably request in connection therewith.

                                   ARTICLE III
                                  MISCELLANEOUS

         FIRST: Except as expressly amended by this Fourth Amendment, the Original Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.



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         SECOND: Except for proper nouns and as otherwise defined or amended herein, capitalized terms used herein which are not defined herein, but which are defined in the Original Agreement, shall have the meaning given them in the Original Agreement.

         THIRD: This Fourth Amendment has been duly authorized, executed and delivered by the Borrower.

         FOURTH: This Fourth Amendment shall be binding upon and inure to the benefit of the Borrower, the Banks, the Issuing Bank, the Agent and their respective successors and assigns.

         FIFTH: Nothing in this Fourth Amendment shall be deemed or construed to be a waiver, release or limitation upon the Agent's or any Bank's exercise of any of their respective rights and remedies under the Original Agreement or the other Loan Documents, whether arising as a consequence of any Events of Default which may now exist, hereafter arise or otherwise, and all such rights and remedies are hereby expressly reserved.

         SIXTH: This Fourth Amendment may be executed in as many different counterparts as shall be convenient and by the different parties hereto on separate counterparts, each of which when executed by the Borrower, a Bank, the Issuing Bank and the Agent shall be regarded as an original. All such counterparts shall constitute but one and the same instrument.

         SEVENTH: This Fourth Amendment shall be a contract made under and governed by the laws of the Commonwealth of Pennsylvania without regard to the principles thereof regarding conflict of laws.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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     Executed as of the day and year first above written.

                   EDUCATION MANAGEMENT CORPORATION


                   By________________________________________
                   Name______________________________________
                   Title_____________________________________

                   PNC BANK, NATIONAL ASSOCIATION,
                   in its capacity as the Agent, a Bank and the Issuing Bank


                   By________________________________________
                   Name______________________________________
                   Title_____________________________________

                   KEYBANK NATIONAL ASSOCIATION


                   By________________________________________
                   Name______________________________________
                   Title_____________________________________

                   NATIONAL CITY BANK OF PENNSYLVANIA


                   By________________________________________
                   Name______________________________________
                   Title_____________________________________




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